ING USA ANNUITY AND LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF ING USA ANNUITY AND LIFE INSURANCE COMPANY

                            PROSPECTUS SUPPLEMENT

                            DATED AUGUST 1, 2005

                 TO YOUR CURRENT VARIABLE ANNUITY PROSPECTUS

This supplement amends certain information contained in the most recent variable annuity prospectus. Please read it carefully and keep it with your prospectus for future reference.

THE "INDUSTRY DEVELOPMENTS - TRADING" SECTION OF THE PROSPECTUS IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

INDUSTRY DEVELOPMENTS - TRADING

As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

FUND REGULATORY ISSUES

Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares, revenue sharing and directed brokerage, compensation, sales practices and suitability, arrangements with service providers, pricing, compliance and controls, and adequacy of disclosure.

In addition to responding to governmental and regulatory requests on fund regulatory issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of ING, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in Company reports previously filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

An affiliate of the Company, ING Funds Distributors, LLC ("IFD") has received notice from the staff of the National Association of Securities Dealers ("NASD") that the staff has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and federal securities laws in connection with frequent trading arrangements.

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OTHER REGULATORY MATTERS

The New York Attorney General and other regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives, potential conflicts of interest, potential anti-competitive activity, marketing practices, certain financial reinsurance arrangements, and disclosure. It is likely that the scope of these investigations will further broaden before the investigations are concluded. U.S. affiliates of the Company have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information.

These initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged.

In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to our business practices are appropriate.

Other regulators, including the SEC and the New York Attorney General, are also likely to take some action with respect to the Company or certain affiliates before concluding their investigation of ING relating to fund trading. The potential outcome of such action is difficult to predict but could subject the Company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of such action will have a material adverse effect on ING or ING's U.S.-based operations, including the Company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission ("SEC"). Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING's U.S.-based operations, including the Company.






















ING USA ANNUITY AND LIFE INSURANCE COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY IS A STOCK COMPANY DOMICILED IN IOWA.


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